UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2004


                             ASA INTERNATIONAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-14741                 02-0398205
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

  10 Speen Street, Framingham, Massachusetts                       01701
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   (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code:          (508) 626-2727
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Item 5.  Other Events.

         On May 23, 2003, ASA purchased 451,250 shares of common stock of Omtool Ltd., from Summit Investors III, L.P. and Summit Ventures IV, L.P. for the aggregate purchase price $676,875. Omtool is a publicly-held provider of enterprise document messaging applications. On March 31, 2004, ASA sold 350,000 shares of Omtool's common stock to Omtool at a price of $11.50 per share. On June 22, 2004, ASA sold its remaining 101,250 shares of Omtool common stock in the public market.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASA INTERNATIONAL LTD.
                                         (Registrant)

Date: June 29, 2004                  By: /s/ Terrence C. McCarthy
                                         -----------------------------
                                         Terrence C. McCarthy
                                         Vice President, Secretary and Treasurer